UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

Impreso, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29883	75-2849585
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

652 Southwestern Blvd, Coppell, Texas		75019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-462-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2004, TST/Impreso, Inc. a wholly-owned subsidiary of Impreso, Inc. and Congress Financial Corporation (Southwest) entered into the Third Amendment to its Amended and Restated Loan and Security Agreement (the "Agreement"). The Amendment to the Agreement provides for an increase in the line of credit from $10 million to $15 million.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impreso, Inc.

December 20, 2004	By:	Marshall D. Sorokwasz

Name: Marshall D. Sorokwasz
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, First , Second, and Third Amendments